                                                                  EXECUTION COPY

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of September 22, 2006, (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C6, Commercial Mortgage Pass-Through Certificates, Series 2006-C6. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of September 11, 2006 (the
"Pooling and Servicing Agreement"), between the Purchaser, as depositor,
Wachovia Bank, National Association, as master servicer (the "Master Servicer"),
LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle
Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and UBS
Securities LLC ("UBS Securities" and, together with Lehman and UBS-AM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman, UBS-AM and UBS Securities
(together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the
Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $2,183,996,928 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on October 4, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related
Administrative Cost Rate), for the period from and including September 11, 2006 up to but not including the Closing Date, which cash amount shall be paid to the
Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the
Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

          (d) The Seller shall retain, with respect to each Mortgage Loan, an
Independent third party (the "Recording/Filing Agent"), through which it shall:
(i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the subject Recording/Filing Agent), submit for recording or filing, as the case may be, in the appropriate public office for real property records or UCC
Financing Statements, as applicable (A) each related assignment of Mortgage and assignment of Assignment of Leases, in favor of, and delivered under clause
(a)(iv) of the definition of Mortgage File to, the Trustee, and (B) solely with respect to nursing facilities and hospitality properties (identified on Schedule
VI to the Pooling and Servicing Agreement), each assignment of UCC Financing
Statement, in favor of, and delivered under clause (a)(iv) of the definition of
Mortgage File to, the Trustee; and (ii) cause each such assignment of Mortgage, assignment of Assignment of Leases and assignment of UCC Financing Statement to be delivered to the Trustee following its return by the appropriate public office for real property records or UCC Financing Statements, as applicable, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the

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Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original.

          If any such assignment of Mortgage, assignment of Assignment of Leases and/or assignment of UCC Financing Statement referred to in the preceding paragraph is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's or the Purchaser's request and the fees of the Recording/Filing Agent.

          (e) With respect to any Mortgage Loan, the Seller shall deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, the
Mortgage Loan Origination Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and
Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as

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contemplated by Section 2(e) and provide the Seller and the Controlling Class
Representative and the Special Servicer with a certificate (the "Master Servicer
Certification") within 90 days of the Closing Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such documents actually received; provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposits relating to the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith

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     judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the
     Seller or the performance by the Seller of its obligations under this
     Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

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          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (a)(i) through (a)(x)
of the definition of Mortgage File has not been executed or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan at the time of such notice, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
Then, following receipt of a Seller/Depositor Notification with respect to such
Material Document Defect or Material Breach, as the case may be, the Seller shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the

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circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03(a) of the Pooling and Servicing
Agreement.

          (b) [Reserved.]

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor)
within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the
Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

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          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but only if and to the extent the
Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if substantially all of the loss of value to a Mortgage Loan was caused by a
Material Breach or Material Document Defect, which Material Breach or Material
Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a

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Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an
Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

                                        9

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Sidley Austin LLP, special counsel to the
Seller, substantially in the form attached hereto as Exhibit B-1, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Sidley
Austin LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, substantially in the form attached hereto as Exhibit B-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. The Seller's obligations with respect to the reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the seller of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement, shall be as set forth in Section 8 of the LUBS Mortgage Loan Purchase Agreement dated as of
September 22, 2006, between the Seller, the initial Purchaser and LUBS Inc..

                                       10

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as

                                       11

to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER
AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY
NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF
ALL OTHER COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS
AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING
SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE
EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE
DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING
COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL
JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER
PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR
FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY
AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING
OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR
OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH
SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO
THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS
SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE
REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be

                                       12

required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                       13

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ Catherine Harnett
                                            ------------------------------------
                                        Name: Catherine Harnett
                                        Title: Authorized Signatory

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES CORPORATION
                                        II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title: Senior Vice President

                                        Address for Notices:
                                        Structured Asset Securities Corporation
                                        II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

LBHI
LBB

   MORTGAGE LOAN NUMBER                   PROPERTY NAME                                         ADDRESS
---------------------------------------------------------------------------------------------------------------------------------

            2              125 High Street                                125 High Street
            3              The Shops at Las Americas                      4211 Camino de la Plaza
            5              The Terrace Office Complex                     2600-2901 Via Fortuna Drive
            6              Greenbrier Mall                                1401 Greenbriar Parkway
            8              Park Square Building                           31 Saint James Avenue
            9              One Penn Center                                1601-29 JFK Boulevard
            12             Eagle Road Shopping Center                     2 International Drive
            13             Willowwood I & II                              10300 & 10306 Eaton Place
            14             LeCraw Portfolio - Three Properties            Various
            15             Haverhill Apartments                           9430 Russia Branch View Drive
            19             Pavilion Place Apartments                      5401 Rampart Street
            20             Arbors at Winters Chapel                       4335 Winters Chapel Road
            21             55 Hawthorne Street                            55 Hawthorne Street
            24             Oakbrook Apartments                            5055 Nicholson Drive
            25             Tiger Plaza Apartments                         4445 Alvin Dark Avenue
            27             Beltway Marketplace                            9210-9240 S. Eastern Avenue
            29             Sheraton Sand Key Hotel                        1160 Gulf Boulevard
            31             Kite Naples Portfolio - Pine Ridge             2322-2370 Pine Ridge Road
            35             LeCraw Portfolio - Courtland Club Apartments   2917 North Dekalb Drive
            36             Lincolnshire Springhill Suites                 300 Marriott Drive
            37             LeCraw Portfolio - Winterset Apartments        3400 Winterset Parkway
            38             South Valley Plaza                             6900-6990 Chestnut Street
            39             StorageMart #1905                              718 Atlantic Ave
            40             StorageMart #1906                              50 Wallabout Street
            41             Las Colinas at Brookhollow Apartments          5651 Brook Hollow
            42             Brandywood Apartments                          2912 East Indian School Road
            43             Kelly Crossing                                 2601 Frankford Road
            45             Chesterfield Tech Park                         17353-17395 Edison Avenue
            46             Central Arts Building                          730 N. Franklin St.
            47             River Exchange                                 3295 River Exchange Drive
            48             Oakwood Square Shopping Center                 3605 High Point Road
            49             Naples Walk I, II, & III                       2450 Vanderbilt Beach Road
            50             Kite Naples Portfolio - Riverchase             11276 Tamiami Trail N.
            51             StorageMart #2101                              250 Flanagan Way
            52             StorageMart #129                               7536 Wornall Rd
            54             Hartford Run Apartments                        102 Hartford Run
            55             StorageMart #535                               2021 Griffin Rd.
            57             StorageMart #505                               640 SW 2nd Ave.
            60             Corporate Square                               28050 US Highway 19 North
            64             Springfield Apartments                         18050 Kelly Boulevard
            65             Euclid Avenue Shopping Center                  1315 Euclid Avenue
            66             Silverlakes Professional Campus                17720-17796 Pines Boulevard
            69             Plaza Mayor                                    2493 & 2495 Roll Drive
            70             StorageMart #1612                              9220 W 135th St
            73             Border's Bookstore                             1539 East 53rd Street
            74             Woodlake Apartments                            231 North Evergreen Avenue
            76             Villa D'Orleans Apartments                     4055 S. Braeswood
            77             Valencia Entertainment Center                  23460 Cinema Drive
            78             Andresen Plaza                                 2700 NE Andresen Road
            79             Lakewood Ranch Shopping Center                 8330 Market Street
            80             StorageMart #128                               9012 NW Prairie View Rd.
            81             StorageMart #538                               4920 NW 7th St.
            82             Miramar Shopping Center                        2000-2010 Bayport Road
            85             All Seasons Storage Center                     1728 Crabb River Road
            86             Abington Shopping Center                       1000 South State Street
            87             Fishers Town Commons                           8201-8235 East 116th Street
            88             Candlewood Suites South                        4301 Commerce Road
            90             Lipscomb & Pitts Building                      2670 Union Avenue Extended
            92             Taft Hills Plaza                               1008-1092 W. Kern Street
            93             Ivey Glen Apartments                           1101 Ivey Road
            95             Valley Mack Plaza                              6320-6432 Mack Road & 6667 Valley High Drive
            99             Country Club Safeway                           2800-2850 Country Club Blvd.
           100             Mango Plaza                                    11720 - 11782 M.L. King Jr. Boulevard
           102             StorageMart #506                               6401 3rd St. Stock Island
           103             StorageMart #105                               2403 Rangeline
           104             StorageMart #112                               4000 S. Providence
           106             1315 Dixwell Avenue                            1299-1315 Dixwell Avenue
           107             StorageMart #820                               100 West North Ave
           109             765 Moreland                                   749, 755, 765 Moreland Avenue & 1153 Ormewood Avenue
           113             Victorville Self Storage                       12276 Cobalt Road
           115             21st Century Storage                           7490 S. Crescent Blvd
           119             Cross River Mill                               1200 River Avenue
           120             Mission Plaza Shopping Center                  21-147 West Main Street
           123             Northside Plaza                                313 North Boulevard
           124             StorageMart #1610                              7460 West Frontage Road
           128             StorageMart #805                               3100 N Mannheim
           130             StorageMart #711                               3985 Atlanta Highway
           131             StorageMart #1611                              9702 W. 67th St.
           133             Yankee Candle Flagship Store                   2200 Richmond Road
           134             Dunmore Shopping Center                        1212 O'Neill Highway
           137             Brookhaven Plaza                               958 Brookway Boulevard
           140             Oakbrook I Office Park                         5024 South Bur Oak Place
           139             Guardian Self Storage - Military               12720 NW Military
           142             StorageMart #801                               5979 Butterfield Rd.
           144             StorageMart #1302                              750 Winchester Rd.
           145             Bayberry Crossing Shopping Center              507 S.E. Melody Lane
           146             StorageMart #1613                              9500 Legler Road
           147             StorageMart #122                               11510 N. Main Street
           148             Brattleboro & Bellows Falls                    62 Old Ferry Road & 125 Potter Industrial Drive Route
           149             StorageMart #1609                              2816 Eaton
           151             Holiday Inn Express Plainview                  4213 West 13th Street
           155             361 California Avenue                          361-369 South California Avenue
           156             StorageMart #1301                              1601 Twilight Trail
           160             Pinar Plaza                                    672 South Goldenrod Road
           161             StorageMart #516                               1200 US #1
           162             Stor-All/Weston II                             2707 Executive Park Lane
           163             7-Eleven of Coconut Creek                      4525 Wiles Road
           164             Hialeah Warehouse                              2001-2077 West 62nd Street
           165             Bellagio Shoppes                               9101 Tamiami Trail
           166             Guardian Self Storage - Bandera                7950 Bandera Road
           167             Vermont & Sepulveda                            898 Sepulveda Boulevard
           168             StorageMart #1603                              1310 S. Enterprise
           169             Westridge Retail                               8901 Virginia Parkway
           170             Stadium Square Apartments                      4759 Earl Gros Avenue
           175             Georgia Self Storage                           5535 Bemiss Road
           176             StorageMart #107                               2420 St. Mary's Blvd.
           177             Fairfax II                                     4310 Metro Parkway
           181             4150 Boulder Highway                           4150 Boulder Highway
           184             StorageMart #106                               2310 Paris Road
           185             CVS - Waynesboro, PA                           406 East Main Street
           187             Atmos Energy                                   142 N. FM 730
           191             Colleyville Retail                             55 Main Street
           192             Greenfield Secure Storage                      1135 Bernardston Road
           193             101 East Seneca Turnpike                       101 East Seneca Turnpike
           194             Stor-All/Oviedo                                1931 W. State Road 426
           196             StorageMart #113                               3500 I-70 Dr. SE
           200             Stor-All/Landmark                              6121 Landmark Center Blvd.
           202             Waterville Commons                             3701-3709 Concord Parkway South

   MORTGAGE LOAN NUMBER              CITY              STATE     ZIP CODE    CUT-OFF DATE BALANCE   MONTHLY P&I PAYMENT
-------------------------------------------------------------------------------------------------------------------------

            2              Boston                      MA           02110          340,000,000.00          1,623,561.23
            3              San Ysidro                  CA           92173          180,000,000.00          1,060,687.51
            5              Austin                      TX           78746          131,000,000.00            804,291.90
            6              Chesapeake                  VA           23320           84,913,873.89            504,574.03
            8              Boston                      MA           02116           71,200,000.00            355,169.33
            9              Philadelphia                PA           19022           71,000,000.00            434,392.36
            12             Danbury                     CT           06810           49,210,000.00            311,850.19
            13             Fairfax                     VA           22030           46,400,000.00            243,062.96
            14             Various                     GA         Various           45,625,000.00            237,075.74
            15             Manassas Park               VA           20111           45,610,000.00            239,309.97
            19             Houston                     TX           77081           29,000,000.00            149,709.14
            20             Atlanta                     GA           30360           26,000,000.00            129,828.47
            21             San Francisco               CA           94105           25,800,000.00            137,004.27
            24             Baton Rouge                 LA           70820           22,650,000.00            141,306.53
            25             Baton Rouge                 LA           70820           19,150,000.00            119,471.09
            27             Paradise                    NV           89123           18,100,000.00            110,622.09
            29             Clearwater                  FL           33767           17,691,861.75            110,442.29
            31             Naples                      FL           34109           17,500,000.00            108,822.66
            35             Atlanta                     GA           30340           14,300,000.00             74,788.67
            36             Lincolnshire                IL           60069           14,200,000.00             89,753.66
            37             Marietta                    GA           30067           13,850,000.00             72,435.18
            38             Gilroy                      CA           95020           13,500,000.00             81,722.12
            39             Brooklyn                    NY           11217           13,350,000.00             80,788.24
            40             Brooklyn                    NY           11211           13,275,000.00             80,334.37
            41             Norcross                    GA           30071           12,800,000.00             73,320.80
            42             Phoenix                     AZ           85016           12,650,000.00             77,149.28
            43             Dallas                      TX           75287           12,600,000.00             72,175.13
            45             Chesterfield                MO           63005           12,000,000.00             73,574.16
            46             Chicago                     IL           60610           11,600,000.00             70,595.38
            47             Norcross                    GA           30092           11,000,000.00             59,620.89
            48             Greensboro                  NC           27407           10,871,734.89             66,194.31
            49             Naples                      FL           34109           10,608,069.33             68,031.77
            50             Naples                      FL           34110           10,500,000.00             65,293.60
            51             Secaucus                    NJ           07094           10,150,000.00             61,423.27
            52             Kansas City                 MO           64114           10,110,000.00             61,181.20
            54             Buford                      GA           30518            9,150,000.00             47,931.60
            55             Dania Beach                 FL           33312            8,840,000.00             53,495.73
            57             Miami                       FL           33130            8,550,000.00             51,740.78
            60             Clearwater                  FL           33761            8,025,000.00             48,890.56
            64             Dallas                      TX           75287            7,200,000.00             41,242.93
            65             Bristol                     VA           24201            7,183,096.86             45,651.04
            66             Pembroke Pines              FL           33324            7,100,000.00             44,410.92
            69             San Diego                   CA           92154            6,994,676.16             43,419.40
            70             Overland Park               KS           66221            6,760,000.00             40,908.50
            73             Chicago                     IL           60615            6,240,000.00             38,501.96
            74             Woodbury                    NJ           08096            6,200,000.00             40,048.37
            76             Houston                     TX           77025            6,150,000.00             37,228.96
            77             Santa Clarita               CA           91355            6,000,000.00             36,709.21
            78             Vancouver                   WA           98661            5,985,026.46             37,060.18
            79             Bradenton                   FL           34202            5,860,258.27             37,534.62
            80             Kansas City                 MO           64153            5,784,000.00             35,002.18
            81             Miami                       FL           33126            5,715,000.00             34,584.63
            82             Seabrook                    TX           77586            5,589,000.00             33,869.05
            85             Richmond                    TX           77469            5,500,000.00             33,685.79
            86             Clarks Summit               PA           18411            5,495,724.65             33,828.68
            87             Fishers                     IN           46038            5,491,657.10             34,187.04
            88             Richmond                    VA           23234            5,350,000.00             35,956.61
            90             Memphis                     TN           38112            5,300,000.00             32,598.55
            92             Taft                        CA           93268            5,250,000.00             32,393.47
            93             Graham                      NC           27253            5,240,000.00             32,059.38
            95             Sacramento                  CA           95823            5,200,000.00             32,186.59
            99             Stockton                    CA           95204            5,025,623.00             25,700.47
           100             Seffner                     FL           33584            5,009,827.19             32,074.37
           102             Key West                    FL           33040            4,960,000.00             30,015.70
           103             Columbia                    MO           65202            4,920,000.00             29,773.64
           104             Columbia                    MO           65203            4,840,000.00             29,289.52
           106             Hamden                      CT           06514            4,744,536.88             32,131.73
           107             Lombard                     IL           60148            4,706,000.00             28,478.61
           109             Atlanta                     GA           30316            4,489,012.30             28,059.43
           113             Victorville                 CA           92392            4,200,000.00             24,804.34
           115             Pennsauken                  NJ           08109            4,100,000.00             25,592.08
           119             Lakewood                    NJ           08701            3,947,118.18             24,888.81
           120             Ventura                     CA           93001            3,940,568.81             23,184.47
           123             Clinton                     NC           28328            3,894,000.00             23,597.44
           124             Merriam                     KS           66203            3,890,000.00             23,540.54
           128             Frankilin Park              IL           60131            3,760,000.00             22,753.84
           130             Bogart                      GA           30622            3,680,000.00             22,269.72
           131             Merriam                     KS           66203            3,608,000.00             21,834.00
           133             Williamsburg                VA           23185            3,597,418.26             21,537.24
           134             Dunmore                     PA           18512            3,597,201.59             22,142.41
           137             Brookhaven                  MS           39601            3,550,000.00             18,986.34
           140             Sioux Falls                 SD           57108            3,400,000.00             20,823.95
           139             San Antonio                 TX           78231            3,400,000.00             20,735.78
           142             Hillside                    IL           60162            3,175,000.00             19,213.68
           144             Lexington                   KY           40505            3,140,000.00             19,001.88
           145             Lee's Summit                MO           64063            3,125,000.00             19,220.84
           146             Lenexa                      KS           66219            3,100,000.00             18,759.82
           147             Kansas City                 MO           64155            3,056,000.00             18,493.55
           148             Brattleboro & Westminster   VT     05158/05301            3,025,000.00             18,822.63
           149             Kansas City                 KS           66103            2,975,000.00             18,003.37
           151             Plainview                   TX           79072            2,896,719.07             19,762.60
           155             Palo Alto                   CA           94306            2,700,000.00             16,083.86
           156             Frankfort                   KY           40601            2,680,000.00             16,218.16
           160             Orlando                     FL           32822            2,596,332.68             16,605.13
           161             Big Coppit Key              FL           33040            2,540,000.00             15,370.95
           162             Weston                      FL           33331            2,524,948.80             14,566.02
           163             Coconut Creek               FL           33073            2,500,000.00             15,360.43
           164             Hialeah                     FL           33016            2,371,397.37             14,762.59
           165             Naples                      FL           34108            2,350,000.00             14,484.64
           166             San Antonio                 TX           78250            2,310,000.00             14,148.03
           167             Harbor City                 CA           90710            2,300,000.00             13,671.59
           168             Olathe                      KS           66061            2,280,000.00             13,797.54
           169             McKinney                    TX           75071            2,250,000.00             13,926.89
           170             Baton Rouge                 LA           70820            2,200,000.00             13,725.14
           175             Valdosta                    GA           31605            2,093,169.64             13,012.12
           176             Jefferson City              MO           65109            2,080,000.00             12,587.23
           177             Fort Myers                  FL           33916            2,076,448.18             13,065.78
           181             Winchester                  NV           89121            1,860,000.00             11,271.50
           184             Columbia                    MO           65202            1,776,000.00             10,747.56
           185             Waynesboro                  PA           17268            1,723,639.60             11,783.91
           187             Boyd                        TX           76023            1,622,568.79             10,153.83
           191             Colleyville                 TX           76034            1,450,000.00              9,031.89
           192             Greenfield                  MA           01301            1,400,000.00              8,711.30
           193             Syracuse                    NY           13205            1,398,416.10              9,540.57
           194             Oviedo                      FL           32765            1,339,969.24              7,807.75
           196             Columbia                    MO           65201            1,300,000.00              7,867.02
           200             Greensboro                  NC           27407            1,123,033.26              6,478.60
           202             Concord                     NC           28027            1,030,000.00              6,315.12

   MORTGAGE LOAN NUMBER     MORTGAGE RATE     REMAINING TERM TO MATURITY    MATURITY DATE   REMAINING AMORTIZATION TERM
-------------------------------------------------------------------------------------------------------------------------

            2                      5.6517                            119        8/11/2016                             0
            3                      5.8395                            117        6/11/2016                           360
            5                      6.2230                            118        7/11/2016                           360
            6                      5.9075                            119         8/1/2016                           359
            8                      5.9040                            119        8/11/2016                             0
            9                      6.1900                            120        9/11/2016                           360
            12                     6.5250                            180        9/11/2021                           360
            13                     6.2000                            117        6/11/2016                             0
            14                     6.1500                             56        5/11/2011                             0
            15                     6.2100                             58        7/11/2011                             0
            19                     6.1100                             82        7/11/2013                             0
            20                     5.9100                             56        5/11/2011                             0
            21                     6.2850                             82        7/11/2013                             0
            24                     6.3750                            118        7/11/2016                           360
            25                     6.3750                            118        7/11/2016                           360
            27                     6.1800                            120        9/11/2016                           360
            29                     5.6925                             58        7/11/2011                           298
            31                     6.3440                            121       10/11/2016                           360
            35                     6.1900                             56        5/11/2011                             0
            36                     6.5000                             83        8/11/2013                           360
            37                     6.1900                             56        5/11/2011                             0
            38                     6.0900                            119        8/11/2016                           360
            39                     6.0870                             57        6/11/2011                           360
            40                     6.0870                             57        6/11/2011                           360
            41                     5.5800                            118        7/11/2016                           360
            42                     6.1600                            118        7/11/2016                           360
            43                     5.5800                            118        7/11/2016                           360
            45                     6.2100                            119        8/11/2016                           360
            46                     6.1400                            119        8/11/2016                           360
            47                     6.4150                             59        8/11/2011                             0
            48                     6.1200                            117        6/11/2016                           357
            49                     5.9915                            119        8/11/2016                           299
            50                     6.3440                            121       10/11/2016                           360
            51                     6.0870                             57        6/11/2011                           360
            52                     6.0870                             57        6/11/2011                           360
            54                     6.2000                             60        9/11/2011                             0
            55                     6.0870                             57        6/11/2011                           360
            57                     6.0870                             57        6/11/2011                           360
            60                     6.1500                            118        7/11/2016                           360
            64                     5.5800                            118        7/11/2016                           360
            65                     6.5300                            177        6/11/2021                           357
            66                     6.4000                            120        9/11/2016                           360
            69                     6.3200                            119        8/11/2016                           359
            70                     6.0870                             57        6/11/2011                           360
            73                     6.2700                            119        8/11/2016                           360
            74                     6.7100                             47        8/11/2010                           360
            76                     6.0900                            120        9/11/2016                           360
            77                     6.1900                            118        7/11/2016                           360
            78                     6.2800                            117        6/11/2016                           357
            79                     5.9815                            119        8/11/2016                           299
            80                     6.0870                             57        6/11/2011                           360
            81                     6.0870                             57        6/11/2011                           360
            82                     6.1000                            119        8/11/2016                           360
            85                     6.2000                            119        8/11/2016                           360
            86                     6.2400                            119        8/11/2016                           359
            87                     6.3400                            118        7/11/2016                           358
            88                     6.4500                            120        9/11/2016                           300
            90                     6.2400                            118        7/11/2016                           360
            92                     6.2700                            118        7/11/2016                           360
            93                     6.1900                            118        7/11/2016                           360
            95                     6.3000                            118        7/11/2016                           360
            99                     6.0526                            119        8/11/2016                             0
           100                     6.5640                            118        7/11/2016                           358
           102                     6.0870                             57        6/11/2011                           360
           103                     6.0870                             57        6/11/2011                           360
           104                     6.0870                             57        6/11/2011                           360
           106                     6.5200                            119        8/11/2016                           299
           107                     6.0870                             57        6/11/2011                           360
           109                     6.3700                            117        6/11/2016                           357
           113                     5.8600                            113        2/11/2016                           360
           115                     6.3800                            118        7/11/2016                           360
           119                     6.4700                            119        8/11/2016                           359
           120                     5.7850                            116        5/11/2016                           356
           123                     6.1000                            119        8/11/2016                           360
           124                     6.0870                             57        6/11/2011                           360
           128                     6.0870                             57        6/11/2011                           360
           130                     6.0870                             57        6/11/2011                           360
           131                     6.0870                             57        6/11/2011                           360
           133                     6.0041                            118        7/11/2016                           358
           134                     6.2400                            119        8/11/2016                           359
           137                     6.3300                            119        8/11/2016                             0
           140                     6.2000                            120        9/11/2016                           360
           139                     6.1600                            120        9/11/2016                           360
           142                     6.0870                             57        6/11/2011                           360
           144                     6.0870                             57        6/11/2011                           360
           145                     6.2400                            120        9/11/2016                           360
           146                     6.0870                             57        6/11/2011                           360
           147                     6.0870                             57        6/11/2011                           360
           148                     6.3500                            119        8/11/2016                           360
           149                     6.0870                             57        6/11/2011                           360
           151                     6.6000                            119        8/11/2016                           299
           155                     5.9400                            120        9/11/2016                           360
           156                     6.0870                             57        6/11/2011                           360
           160                     6.6000                            118        7/11/2016                           358
           161                     6.0870                             57        6/11/2011                           360
           162                     5.5965                            116        5/11/2016                           356
           163                     6.2300                            120        9/11/2016                           360
           164                     6.3400                            118        7/11/2016                           358
           165                     6.2600                            119        8/11/2016                           360
           166                     6.2000                            120        9/11/2016                           360
           167                     5.9200                            117        6/11/2016                           360
           168                     6.0870                             57        6/11/2011                           360
           169                     6.3000                            119        8/11/2016                           360
           170                     6.3750                            118        7/11/2016                           360
           175                     6.3100                            116        5/11/2016                           356
           176                     6.0870                             57        6/11/2011                           360
           177                     6.3390                            118        7/11/2016                           358
           181                     6.1000                            117        6/11/2016                           360
           184                     6.0870                             57        6/11/2011                           360
           185                     6.5090                            118        7/11/2016                           298
           187                     6.3900                            118        7/11/2016                           358
           191                     6.3600                            119        8/11/2016                           360
           192                     6.3500                            119        8/11/2016                           360
           193                     6.6000                            119        8/11/2016                           299
           194                     5.6665                            116        5/11/2016                           356
           196                     6.0870                             57        6/11/2011                           360
           200                     5.5965                            116        5/11/2016                           356
           202                     6.2100                            118        7/11/2016                           360

     MORTGAGE LOAN NUMBER      INTEREST ACCRUAL BASIS       ADMINISTRATIVE COST RATE      PRIMARY SERVICING FEE
-----------------------------------------------------------------------------------------------------------------

              2                Act/360                                        0.0207                       0.02
              3                Act/360                                        0.0207                       0.02
              5                Act/360                                        0.0207                       0.02
              6                30/360                                         0.0207                       0.02
              8                Act/360                                        0.0207                       0.02
              9                Act/360                                        0.0207                       0.02
              12               Act/360                                        0.0207                       0.02
              13               Act/360                                        0.0207                       0.02
              14               Act/360                                        0.0207                       0.02
              15               Act/360                                        0.0207                       0.02
              19               Act/360                                        0.0207                       0.02
              20               Act/360                                        0.0207                       0.02
              21               Act/360                                        0.0207                       0.02
              24               Act/360                                        0.0207                       0.02
              25               Act/360                                        0.0207                       0.02
              27               Act/360                                        0.0207                       0.02
              29               30/360                                         0.0507                       0.05
              31               Act/360                                        0.0207                       0.02
              35               Act/360                                        0.0207                       0.02
              36               Act/360                                        0.0207                       0.02
              37               Act/360                                        0.0207                       0.02
              38               Act/360                                        0.0207                       0.02
              39               Act/360                                        0.0207                       0.02
              40               Act/360                                        0.0207                       0.02
              41               Act/360                                        0.0207                       0.02
              42               Act/360                                        0.0207                       0.02
              43               Act/360                                        0.0207                       0.02
              45               Act/360                                        0.0207                       0.02
              46               Act/360                                        0.0207                       0.02
              47               Act/360                                        0.0207                       0.02
              48               Act/360                                        0.0207                       0.02
              49               30/360                                         0.0507                       0.05
              50               Act/360                                        0.0207                       0.02
              51               Act/360                                        0.0207                       0.02
              52               Act/360                                        0.0207                       0.02
              54               Act/360                                        0.0207                       0.02
              55               Act/360                                        0.0207                       0.02
              57               Act/360                                        0.0207                       0.02
              60               Act/360                                        0.0207                       0.02
              64               Act/360                                        0.0207                       0.02
              65               Act/360                                        0.0207                       0.02
              66               Act/360                                        0.0207                       0.02
              69               Act/360                                        0.0207                       0.02
              70               Act/360                                        0.0207                       0.02
              73               Act/360                                        0.0207                       0.02
              74               Act/360                                        0.0207                       0.02
              76               Act/360                                        0.0207                       0.02
              77               Act/360                                        0.0707                       0.07
              78               Act/360                                        0.0207                       0.02
              79               30/360                                         0.0507                       0.05
              80               Act/360                                        0.0207                       0.02
              81               Act/360                                        0.0207                       0.02
              82               Act/360                                        0.0207                       0.02
              85               Act/360                                        0.0207                       0.02
              86               Act/360                                        0.0207                       0.02
              87               Act/360                                        0.0207                       0.02
              88               Act/360                                        0.0207                       0.02
              90               Act/360                                        0.0807                       0.08
              92               Act/360                                        0.0807                       0.08
              93               Act/360                                        0.0207                       0.02
              95               Act/360                                        0.0707                       0.07
              99               30/360                                         0.1007                        0.1
             100               Act/360                                        0.0207                       0.02
             102               Act/360                                        0.0207                       0.02
             103               Act/360                                        0.0207                       0.02
             104               Act/360                                        0.0207                       0.02
             106               Act/360                                        0.0207                       0.02
             107               Act/360                                        0.0207                       0.02
             109               Act/360                                        0.0207                       0.02
             113               Act/360                                        0.0207                       0.02
             115               Act/360                                        0.0207                       0.02
             119               Act/360                                        0.0207                       0.02
             120               30/360                                         0.0507                       0.05
             123               Act/360                                        0.0207                       0.02
             124               Act/360                                        0.0207                       0.02
             128               Act/360                                        0.0207                       0.02
             130               Act/360                                        0.0207                       0.02
             131               Act/360                                        0.0207                       0.02
             133               30/360                                         0.0507                       0.05
             134               Act/360                                        0.0207                       0.02
             137               Act/360                                        0.0207                       0.02
             140               Act/360                                        0.0807                       0.08
             139               Act/360                                        0.0207                       0.02
             142               Act/360                                        0.0207                       0.02
             144               Act/360                                        0.0207                       0.02
             145               Act/360                                        0.1107                       0.11
             146               Act/360                                        0.0207                       0.02
             147               Act/360                                        0.0207                       0.02
             148               Act/360                                        0.0207                       0.02
             149               Act/360                                        0.0207                       0.02
             151               Act/360                                        0.0207                       0.02
             155               Act/360                                        0.0207                       0.02
             156               Act/360                                        0.0207                       0.02
             160               Act/360                                        0.0207                       0.02
             161               Act/360                                        0.0207                       0.02
             162               30/360                                         0.0507                       0.05
             163               Act/360                                        0.0207                       0.02
             164               Act/360                                        0.0207                       0.02
             165               Act/360                                        0.0807                       0.08
             166               Act/360                                        0.0207                       0.02
             167               Act/360                                        0.0207                       0.02
             168               Act/360                                        0.0207                       0.02
             169               Act/360                                        0.0207                       0.02
             170               Act/360                                        0.0207                       0.02
             175               Act/360                                        0.0807                       0.08
             176               Act/360                                        0.0207                       0.02
             177               Act/360                                        0.0207                       0.02
             181               Act/360                                        0.0207                       0.02
             184               Act/360                                        0.0207                       0.02
             185               Act/360                                        0.0207                       0.02
             187               Act/360                                        0.0207                       0.02
             191               Act/360                                        0.0207                       0.02
             192               Act/360                                        0.0207                       0.02
             193               Act/360                                        0.0207                       0.02
             194               30/360                                         0.0507                       0.05
             196               Act/360                                        0.0207                       0.02
             200               30/360                                         0.0507                       0.05
             202               Act/360                                        0.0207                       0.02

     MORTGAGE LOAN NUMBER           GROUND LEASE?      MORTGAGE LOAN SELLER                DEFEASANCE
----------------------------------------------------------------------------------------------------------------

              2                Fee Simple              LB                         Defeasance
              3                Fee Simple              LB                         Yield Maintenance/Defeasance
              5                Fee Simple              LB                         Defeasance
              6                Fee Simple              LB                         Defeasance
              8                Fee Simple              LB                         Defeasance
              9                Fee Simple              LB                         Defeasance
              12               Fee Simple              LB                         Defeasance
              13               Fee Simple              LB                         Defeasance
              14               Fee Simple              LB                         Yield Maintenance
              15               Fee Simple              LB                         Yield Maintenance
              19               Fee Simple              LB                         Defeasance
              20               Fee Simple              LB                         Yield Maintenance
              21               Fee Simple              LB                         Defeasance
              24               Fee Simple              LB                         Defeasance
              25               Fee Simple              LB                         Defeasance
              27               Fee Simple              LB                         Defeasance
              29               Fee Simple              LB                         Yield Maintenance
              31               Fee Simple              LB                         Defeasance
              35               Fee Simple              LB                         Yield Maintenance
              36               Fee Simple              LB                         Defeasance
              37               Fee Simple              LB                         Yield Maintenance
              38               Fee Simple              LB                         Defeasance
              39               Fee Simple              LB                         Yield Maintenance/Defeasance
              40               Fee Simple              LB                         Defeasance
              41               Fee Simple              LB                         Defeasance
              42               Fee Simple              LB                         Defeasance
              43               Fee Simple              LB                         Defeasance
              45               Fee Simple              LB                         Defeasance
              46               Fee Simple              LB                         Defeasance
              47               Fee Simple              LB                         Defeasance
              48               Fee Simple              LB                         Defeasance
              49               Fee Simple              LB                         Yield Maintenance
              50               Fee Simple              LB                         Defeasance
              51               Fee Simple              LB                         Defeasance
              52               Fee Simple              LB                         Defeasance
              54               Fee Simple              LB                         Defeasance
              55               Fee Simple              LB                         Defeasance
              57               Fee Simple              LB                         Defeasance
              60               Fee Simple              LB                         Defeasance
              64               Fee Simple              LB                         Defeasance
              65               Fee Simple              LB                         Defeasance
              66               Fee Simple              LB                         Defeasance
              69               Fee Simple              LB                         Yield Maintenance
              70               Fee Simple              LB                         Defeasance
              73               Fee Simple              LB                         Yield Maintenance
              74               Fee Simple              LB                         Defeasance
              76               Fee Simple              LB                         Defeasance
              77               Fee Simple              LB                         Defeasance
              78               Fee Simple              LB                         Defeasance
              79               Fee Simple              LB                         Yield Maintenance
              80               Fee Simple              LB                         Defeasance
              81               Fee Simple              LB                         Defeasance
              82               Fee Simple              LB                         Defeasance
              85               Fee Simple              LB                         Defeasance
              86               Leasehold               LB                         Defeasance
              87               Fee Simple              LB                         Defeasance
              88               Fee Simple              LB                         Defeasance
              90               Fee Simple/Leasehold    LB                         Defeasance
              92               Fee Simple              LB                         Defeasance
              93               Fee Simple              LB                         Defeasance
              95               Fee Simple              LB                         Defeasance
              99               Fee Simple              LB                         Yield Maintenance
             100               Fee Simple              LB                         Defeasance
             102               Fee Simple              LB                         Defeasance
             103               Fee Simple              LB                         Defeasance
             104               Fee Simple              LB                         Defeasance
             106               Fee Simple              LB                         Defeasance
             107               Fee Simple              LB                         Defeasance
             109               Fee Simple              LB                         Defeasance
             113               Fee Simple              LB                         Defeasance
             115               Fee Simple              LB                         Defeasance
             119               Fee Simple              LB                         Defeasance
             120               Fee Simple              LB                         Yield Maintenance
             123               Fee Simple              LB                         Defeasance
             124               Fee Simple              LB                         Defeasance
             128               Fee Simple              LB                         Defeasance
             130               Fee Simple              LB                         Defeasance
             131               Fee Simple              LB                         Defeasance
             133               Fee Simple              LB                         Yield Maintenance
             134               Leasehold               LB                         Defeasance
             137               Fee Simple              LB                         Defeasance
             140               Fee Simple              LB                         Defeasance
             139               Fee Simple              LB                         Defeasance
             142               Fee Simple              LB                         Defeasance
             144               Fee Simple              LB                         Defeasance
             145               Fee Simple              LB                         Defeasance
             146               Fee Simple              LB                         Defeasance
             147               Fee Simple              LB                         Defeasance
             148               Fee Simple              LB                         Defeasance
             149               Fee Simple              LB                         Defeasance
             151               Fee Simple              LB                         Defeasance
             155               Fee Simple              LB                         Defeasance
             156               Fee Simple              LB                         Defeasance
             160               Fee Simple              LB                         Defeasance
             161               Fee Simple              LB                         Defeasance
             162               Fee Simple              LB                         Defeasance
             163               Fee Simple              LB                         Defeasance
             164               Fee Simple              LB                         Defeasance
             165               Fee Simple              LB                         Defeasance
             166               Fee Simple              LB                         Defeasance
             167               Fee Simple              LB                         Defeasance
             168               Fee Simple              LB                         Defeasance
             169               Fee Simple              LB                         Yield Maintenance
             170               Fee Simple              LB                         Defeasance
             175               Fee Simple              LB                         Defeasance
             176               Fee Simple              LB                         Defeasance
             177               Fee Simple              LB                         Yield Maintenance
             181               Fee Simple              LB                         Defeasance
             184               Fee Simple              LB                         Defeasance
             185               Fee Simple              LB                         Defeasance
             187               Fee Simple              LB                         Defeasance
             191               Fee Simple              LB                         Defeasance
             192               Fee Simple              LB                         Defeasance
             193               Fee Simple              LB                         Defeasance
             194               Fee Simple              LB                         Defeasance
             196               Fee Simple              LB                         Defeasance
             200               Fee Simple              LB                         Defeasance
             202               Fee Simple              LB                         Defeasance

     MORTGAGE LOAN NUMBER      ARD MORTGAGE LOAN       ANTICIPATED REPAYMENT DATE     ARD SPREAD
--------------------------------------------------------------------------------------------------

              2                        No                         N/A                     N/A
              3                        No                         N/A                     N/A
              5                        No                         N/A                     N/A
              6                        No                         N/A                     N/A
              8                        No                         N/A                     N/A
              9                        No                         N/A                     N/A
              12                       No                         N/A                     N/A
              13                       No                         N/A                     N/A
              14                       No                         N/A                     N/A
              15                       No                         N/A                     N/A
              19                       No                         N/A                     N/A
              20                       No                         N/A                     N/A
              21                       No                         N/A                     N/A
              24                       No                         N/A                     N/A
              25                       No                         N/A                     N/A
              27                       No                         N/A                     N/A
              29                       No                         N/A                     N/A
              31                       No                         N/A                     N/A
              35                       No                         N/A                     N/A
              36                       No                         N/A                     N/A
              37                       No                         N/A                     N/A
              38                       No                         N/A                     N/A
              39                       No                         N/A                     N/A
              40                       No                         N/A                     N/A
              41                       No                         N/A                     N/A
              42                       No                         N/A                     N/A
              43                       No                         N/A                     N/A
              45                       No                         N/A                     N/A
              46                       No                         N/A                     N/A
              47                       No                         N/A                     N/A
              48                       No                         N/A                     N/A
              49                       No                         N/A                     N/A
              50                       No                         N/A                     N/A
              51                       No                         N/A                     N/A
              52                       No                         N/A                     N/A
              54                       No                         N/A                     N/A
              55                       No                         N/A                     N/A
              57                       No                         N/A                     N/A
              60                       No                         N/A                     N/A
              64                       No                         N/A                     N/A
              65                       No                         N/A                     N/A
              66                       No                         N/A                     N/A
              69                       No                         N/A                     N/A
              70                       No                         N/A                     N/A
              73                       No                         N/A                     N/A
              74                       No                         N/A                     N/A
              76                       No                         N/A                     N/A
              77                       No                         N/A                     N/A
              78                       No                         N/A                     N/A
              79                       No                         N/A                     N/A
              80                       No                         N/A                     N/A
              81                       No                         N/A                     N/A
              82                       No                         N/A                     N/A
              85                       No                         N/A                     N/A
              86                       No                         N/A                     N/A
              87                       No                         N/A                     N/A
              88                       No                         N/A                     N/A
              90                       No                         N/A                     N/A
              92                       No                         N/A                     N/A
              93                       No                         N/A                     N/A
              95                       No                         N/A                     N/A
              99                       No                         N/A                     N/A
             100                       No                         N/A                     N/A
             102                       No                         N/A                     N/A
             103                       No                         N/A                     N/A
             104                       No                         N/A                     N/A
             106                       No                         N/A                     N/A
             107                       No                         N/A                     N/A
             109                       No                         N/A                     N/A
             113                       No                         N/A                     N/A
             115                       No                         N/A                     N/A
             119                       No                         N/A                     N/A
             120                       No                         N/A                     N/A
             123                       No                         N/A                     N/A
             124                       No                         N/A                     N/A
             128                       No                         N/A                     N/A
             130                       No                         N/A                     N/A
             131                       No                         N/A                     N/A
             133                       No                         N/A                     N/A
             134                       No                         N/A                     N/A
             137                       No                         N/A                     N/A
             140                       No                         N/A                     N/A
             139                       No                         N/A                     N/A
             142                       No                         N/A                     N/A
             144                       No                         N/A                     N/A
             145                       No                         N/A                     N/A
             146                       No                         N/A                     N/A
             147                       No                         N/A                     N/A
             148                       No                         N/A                     N/A
             149                       No                         N/A                     N/A
             151                       No                         N/A                     N/A
             155                       No                         N/A                     N/A
             156                       No                         N/A                     N/A
             160                       No                         N/A                     N/A
             161                       No                         N/A                     N/A
             162                       No                         N/A                     N/A
             163                       No                         N/A                     N/A
             164                       No                         N/A                     N/A
             165                       No                         N/A                     N/A
             166                       No                         N/A                     N/A
             167                       No                         N/A                     N/A
             168                       No                         N/A                     N/A
             169                       No                         N/A                     N/A
             170                       No                         N/A                     N/A
             175                       No                         N/A                     N/A
             176                       No                         N/A                     N/A
             177                       No                         N/A                     N/A
             181                       No                         N/A                     N/A
             184                       No                         N/A                     N/A
             185                       No                         N/A                     N/A
             187                       No                         N/A                     N/A
             191                       No                         N/A                     N/A
             192                       No                         N/A                     N/A
             193                       No                         N/A                     N/A
             194                       No                         N/A                     N/A
             196                       No                         N/A                     N/A
             200                       No                         N/A                     N/A
             202                       No                         N/A                     N/A

     MORTGAGE LOAN NUMBER      CROSS COLLATERALIZED        MORTGAGE LOAN SELLER LOAN ID
-----------------------------------------------------------------------------------------

              2                No                                             060322001
              3                No                                             060215007
              5                No                                             060510003
              6                No                                             060118005
              8                No                                             060512004
              9                No                                             060502005
              12               No                                             060125002
              13               No                                             060403001
              14               Yes (LB-B)                                     060424004
              15               No                                             060407005
              19               No                                             060602001
              20               No                                             060321006
              21               No                                             060419001
              24               No                                             060520004
              25               Yes (LB-C)                                     060520006
              27               No                                             060407003
              29               No                                             060319066
              31               No                                             060711002
              35               Yes (LB-B)                                     060424005
              36               No                                             060510001
              37               Yes (LB-B)                                     060424008
              38               No                                             060322002
              39               Yes (LB-A)                                     060515003
              40               Yes (LB-A)                                     060515004
              41               No                                             060511002
              42               No                                             060504019
              43               No                                             050519002
              45               No                                             060126004
              46               No                                             060418005
              47               No                                             060507001
              48               No                                             060203002
              49               No                                             060309006
              50               No                                             060711003
              51               Yes (LB-A)                                     060516007
              52               Yes (LB-A)                                     060515008
              54               No                                             060628009
              55               Yes (LB-A)                                     060518012
              57               Yes (LB-A)                                     060517003
              60               No                                             060424003
              64               No                                             050519008
              65               No                                             050913003
              66               No                                             060201007
              69               No                                             060223003
              70               Yes (LB-A)                                     060517008
              73               No                                             060426001
              74               No                                             060525002
              76               No                                             060522003
              77               No                                             060425004
              78               No                                             060412005
              79               No                                             060428002
              80               Yes (LB-A)                                     060517005
              81               Yes (LB-A)                                     060518013
              82               No                                             060608002
              85               No                                             060222002
              86               Yes (LB-E)                                     050922001
              87               No                                             060308004
              88               No                                             060418002
              90               No                                             060425007
              92               No                                             060510002
              93               No                                             060525003
              95               No                                             060425005
              99               No                                             060508003
             100               No                                             060308001
             102               Yes (LB-A)                                     060518010
             103               Yes (LB-A)                                     060517010
             104               Yes (LB-A)                                     060517007
             106               No                                             051213003
             107               Yes (LB-A)                                     060516011
             109               No                                             060125009
             113               No                                             050803004
             115               No                                             060223010
             119               No                                             060502001
             120               No                                             060313004
             123               No                                             060608003
             124               Yes (LB-A)                                     060516012
             128               Yes (LB-A)                                     060516010
             130               Yes (LB-A)                                     060518014
             131               Yes (LB-A)                                     060517002
             133               No                                             060512003
             134               Yes (LB-E)                                     050802002
             137               No                                             060313005
             140               No                                             060504006
             139               No                                             060522002
             142               Yes (LB-A)                                     060516008
             144               Yes (LB-A)                                     060517001
             145               No                                             060227003
             146               Yes (LB-A)                                     060517012
             147               Yes (LB-A)                                     060516001
             148               Yes (LB-F)                                     060707002
             149               Yes (LB-A)                                     060517006
             151               No                                             051209003
             155               No                                             051118005
             156               Yes (LB-A)                                     060516013
             160               No                                             060308003
             161               Yes (LB-A)                                     060518011
             162               No                                             060317006
             163               No                                             060503010
             164               No                                             051020001
             165               No                                             060303005
             166               No                                             060522001
             167               No                                             060314007
             168               Yes (LB-A)                                     060516009
             169               No                                             060428001
             170               Yes (LB-C)                                     060520005
             175               No                                             060130001
             176               Yes (LB-A)                                     060517011
             177               No                                             060214003
             181               No                                             060331005
             184               Yes (LB-A)                                     060517004
             185               No                                             060227008
             187               No                                             060201001
             191               No                                             060315004
             192               Yes (LB-F)                                     060517016
             193               No                                             060302003
             194               No                                             060317005
             196               Yes (LB-A)                                     060517009
             200               No                                             060317004
             202               No                                             060209012

                                   EXHIBIT B-1

                          OPINION OF SIDLEY AUSTIN LLP

                        [LETTERHEAD OF SIDLEY AUSTIN LLP]

                                 October 4, 2006

To the Parties Listed on Annex A hereto:

          Re: LB-UBS Commercial Mortgage Trust 2006-C6 Commercial Mortgage
              Pass-Through Certificates, Series 2006-C6

Ladies and Gentlemen:

          We have acted as special counsel to Lehman Brothers Holdings Inc.
("LBHI") and LUBS Inc. ("LUBS"), in connection with the following transactions
(collectively, the "Transactions"):

          (i) the sale by LUBS, and the purchase by Structured Asset Securities
     Corporation II (the "Depositor"), of a certain commercial mortgage loan
     (the "LUBS Mortgage Loan"), pursuant to the LUBS Mortgage Loan Purchase
     Agreement, dated as of September 22, 2006 (the "LUBS Mortgage Loan Purchase
     Agreement"), between LUBS as seller, the Depositor as purchaser and LBHI as an additional party;

          (ii) the sale by LBHI, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (collectively, the "LBHI Mortgage
     Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of
     September 22, 2006 (the "LBHI Mortgage Loan Purchase Agreement" and,
     together with the LUBS Mortgage Loan Purchase Agreement, the "Mortgage Loan
     Purchase Agreements"), between LBHI as seller and the Depositor as purchaser; and

          (iii) the negotiation and execution of (A) the LBHI Indemnification
     Agreement, dated as of September 22, 2006 (the "LBHI Indemnification
     Agreement"), between LBHI, the Depositor, Lehman Brothers Inc. ("LBI"), UBS
     Global Asset Management (US) Inc. ("UBS-AM") and UBS Securities LLC ("UBS
     Securities") and (B) the LBHI Supplementary Indemnification Agreement,
     dated as of September 22, 2006 (the "LBHI Supplementary Indemnification
     Agreement" and, together with the LBHI Indemnification Agreement, the "LBHI
     Indemnification Agreements), between LBHI, the Depositor, LBI, UBS-AM and
     UBS Securities.

          (iv) In the course of our acting as special counsel to LBHI and LUBS as described above, we prepared or reviewed the LUBS Mortgage Loan Purchase
     Agreement, the LBHI Mortgage Loan Purchase Agreement and the LBHI
     Indemnification Agreements (collectively, the "Agreements"). Capitalized terms not

     defined herein have the respective meanings set forth in the LBHI Mortgage
     Loan Purchase Agreement and, to the extent not defined therein, in the LBHI
     Indemnification Agreements.

          For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for such opinions; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as expressly addressed in opinion paragraphs 1 and 2 below, the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the
Agreements by all parties thereto, (ix) except as expressly addressed in opinion paragraph 3 below, that each of the Agreements is the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) the compliance with the Agreements by all parties thereto, and (xi) the absence of any other agreement that supplements or otherwise modifies the express terms of the Agreements.

          Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2)
the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such

provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or
(e) any provision that purports to render unenforceable any modification, waiver or amendment that is not in writing and executed by all relevant parties, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5)
public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

          When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley
Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation of LBHI and LUBS. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

          In rendering the opinions set forth below, we do not express any opinion concerning the laws of any jurisdiction other than the General
Corporation Law of the State of Delaware (solely with respect to opinion paragraph 2 below), the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case, without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular State, including the State of New York, or with respect to any matter not expressly addressed below.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. The execution, delivery and performance by LBHI of the Agreements do not conflict with, or result in a violation of, any federal or State of
     New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LBHI
     (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the
     Agreements). The execution, delivery and performance by LUBS of the LUBS
     Mortgage Loan Purchase Agreement do not conflict with, or result in a violation of, any federal or State of New York statute, or any rule or regulation promulgated thereunder or pursuant thereto, which statute, rule or regulation is applicable to LUBS (except for any such conflict or violation as would not have a material adverse effect on the performance by
     LUBS of its obligations under the LUBS Mortgage Loan Purchase Agreement).

          2. The terms of the Agreements (insofar as they apply to LBHI) do not conflict with, or result in the violation of, any provision of the General
     Corporation Law of the State of Delaware that is applicable to LBHI (except for any such conflict or violation as would not have a material adverse effect on the performance by LBHI of its obligations under the Agreements).
     The terms of the LUBS Mortgage Loan Purchase Agreement (insofar as they apply to LUBS) do not conflict with, or result in the violation of, any provision of the General Corporation Law of the State of Delaware that is applicable to LUBS (except for any such conflict or violation as would not have a material adverse effect on the performance by LUBS of its obligations under the LUBS Mortgage Loan Purchase Agreement).

          3. The LBHI Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of LBHI, enforceable against LBHI in accordance with its terms. The LUBS Mortgage Loan Purchase Agreement is a valid, legal and binding agreement of each of LUBS and LBHI, enforceable against each of
     LUBS and LBHI in accordance with its terms.

          4. No consent, approval, authorization or order of any federal or
     State of New York court, agency or other governmental body is required for the consummation by LBHI of the transactions contemplated by the terms of the Agreements, except such as have been obtained. No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by LUBS of the transactions contemplated by the terms of the LUBS Mortgage Loan Purchase
     Agreement, except such as have been obtained.

          The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                        Very truly yours,

                                     ANNEX A

Structured Asset Securities Corporation II  LNR Partners, Inc.
745 Seventh Avenue                          1601 Washington Avenue
New York, New York 10019                    Miami Beach, Florida 33139

Lehman Brothers Inc.                        Standard & Poor's Ratings Services,
745 Seventh Avenue                             a division of The McGraw-Hill
New York, New York 10019                       Companies, Inc.
                                            55 Water Street, 10th Floor
                                            New York, New York 10004

UBS Global Asset Management (US) Inc.       Moody's Investors Service, Inc.
1285 Avenue of the Americas                 99 Church Street
New York, New York 10019                    New York, New York 10007

UBS Securities LLC                          Wachovia Bank, National Association
1285 Avenue of the Americas                 NC 1075
New York, New York 10019                    8739 Research Drive, URP4
                                            Charlotte, North Carolina 28262-1075

Lehman Brothers Holdings Inc.               LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street,
New York, New York  10019                   Suite 1625 Chicago, Illinois 60603

LUBS Inc.
745 Seventh Avenue
New York, New York 10019

                                      B-1-6

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

                      [LETTERHEAD OF LEHMAN BROTHERS INC.]

                                 October 4, 2006

Structured Asset Securities Corporation II  Wachovia Bank, National Association
745 Seventh Avenue                          NC 1075
New York, New York 10019                    8739 Research Drive, URP4
                                            Charlotte, North Carolina 28262-1075

Lehman Brothers Inc.                        LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street,
New York, New York 10019                    Suite 1625 Chicago, Illinois 60603

Lehman Brothers Holdings Inc.               LNR Partners, Inc.
745 Seventh Avenue                          1601 Washington Avenue
New York, New York 10019                    Miami Beach, Florida 33139

LUBS Inc.                                   Moody's Investors Service, Inc.
745 Seventh Avenue                          99 Church Street, 8th Floor
New York, New York 10019                    New York, New York 10007

UBS Global Asset Management (US) Inc.       Standard & Poor's Ratings Services,
1285 Avenue of the Americas                    a division of The McGraw-Hill
New York, New York 10019                       Companies, Inc.
                                            55 Water Street, 10th Floor
                                            New York, New York 10041

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

          Re: LB-UBS Commercial Mortgage Trust 2006-C6
              Commercial Mortgage Pass-Through Certificates, Series 2006-C6

Ladies and Gentlemen:

          I am internal counsel to Lehman Brothers Holdings Inc. ("Lehman") and, in such capacity, have also acted as counsel to LUBS Inc. ("LUBS"). I am familiar with matters pertaining to the following agreements (collectively, the
"Agreements"):

                                      B-2-1

               (i) the LUBS Mortgage Loan Purchase Agreement dated as of
     September 22, 2006 (the "LUBS Mortgage Loan Purchase Agreement"), between
     LUBS, Structured Asset Securities Corporation II ("SASCO II") and Lehman;

               (ii) the LBHI Mortgage Loan Purchase Agreement dated as of
     September 22, 2006, (the "LBHI Mortgage Loan Purchase Agreement"), between
     LBHI and Structured Asset Securities Corporation II ("SASCO II");

               (iii) the LBHI Indemnification Agreement dated as of September
     22, 2006, the ("LBHI Indemnification Agreement") between LBHI, SASCO II,
     Lehman Brothers Inc. ("LBI"), UBS Global Asset Management (US) Inc.
     ("UBS-AM") and UBS Securities LLC ("UBS Securities"); and

               (iv) the LBHI Supplementary Indemnification Agreement dated as of
     September 22 2006, the ("LBHI Supplementary Indemnification Agreement")
     between LBHI, SASCO II, LBI, UBS-AM and UBS Securities.

          You have asked for my opinion regarding various legal matters involving, among other things, LBHI, LUBS and the Agreements.

          As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of LBHI and
LUBS in the Agreements, (ii) the relevant resolutions of the Board of Directors of LBHI and LUBS, (iii) certificates of responsible officers of LBHI and LUBS, and (iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

          I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of LBHI and LUBS, records of proceedings taken by LBHI and/or LUBS and other corporate documents and records of LBHI and LUBS, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of LBHI or LUBS), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

          On the basis of and subject to the foregoing, it is my opinion that:

          (1) Each of LBHI and LUBS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. LBHI has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements. LUBS has the requisite corporate power and authority to transact business in the manner described in the LUBS Mortgage Loan Purchase Agreement and to consummate the transactions contemplated by the LUBS Mortgage Loan
Purchase Agreement.

          (2) Each Agreement has been duly authorized, executed and delivered by
LBHI. The LUBS Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by LUBS.

                                      B-2-2

          (3) The execution, delivery and performance of the Agreements by LBHI,
(i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LBHI is a party, (ii) do not contravene LBHI's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LBHI and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LBHI to perform its obligations under the Agreements).

          (4) The execution, delivery and performance of the LUBS Mortgage Loan
Purchase Agreement by LUBS, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LUBS is a party, (ii) do not contravene LUBS's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LUBS and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LUBS to perform its obligations under the LUBS
Mortgage Loan Purchase Agreement).

          The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

          A.   I am a member of the Bar of the State of New York and render no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State
               of Delaware and the federal laws of the United States of America.

          B.   My opinions are limited to the present laws and to the facts as they presently exist. I assume no obligation to revise or
               supplement this opinion should the present laws of any
               jurisdiction referred to in paragraph A. above be changed by legislative action, judicial decision or otherwise.

          This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

          The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                             Very truly yours,

                                      B-2-3